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                                                                    EXHIBIT 24-B


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 3, 1995, included in Gundle Environmental Systems, Inc.'s Form 10-K/A-1 for the year ended March 31, 1995 and to all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP
Houston, Texas
September 26, 1995